UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2005 (July 1, 2005)

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS

Item 3.02. Unregistered Sales of Equity Securities.

     As previously reported under Item 2.01 of this Current Report on Form 8-K, on July 1, 2005, pursuant to an Amended and Restated Stock Purchase Agreement dated as of June 30, 2005 by and among Psychiatric Solutions, Inc. (the “Company”), Ardent Health Services LLC (“Seller”) and Ardent Health Services, Inc. (“AHS”), the Company issued 1,362,760 shares of the Company’s common stock to Seller as part of the consideration to acquire all of the outstanding capital stock of AHS (the “Acquisition”). Exemption from registration is claimed under Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.

     The Company filed a Current Report on Form 8-K on July 8, 2005 announcing the completion of the Acquisition as well as the financing for the Acquisition. The purpose of this Form 8-K/A is to supplement the Current Report on Form 8-K filed on July 8, 2005 to include this information concerning the Company’s issuance of unregistered securities previously reported under Item 2.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

2.1*	Amended and Restated Stock Purchase Agreement dated as of June 30, 2005 by and among Ardent Health Services LLC, Ardent Health Services, Inc., and Psychiatric Solutions, Inc.

4.1*	Indenture, dated as of July 6, 2005, by and among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, and Wachovia Bank, National Association.

4.2*	Form of Notes (included in Exhibit 4.1).

4.3*	Purchase Agreement, dated as of June 30, 2005, among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, and Citigroup Global Markets Inc., as representative of the initial purchasers named therein.

4.4*	Exchange and Registration Rights Agreement, dated as of July 6, 2005, among Psychiatric Solutions, Inc., the subsidiary guarantors from time to time party thereto, and Citigroup Global Markets Inc. on behalf of Banc of America Securities LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Lehman Brothers Inc.

10.1*	Second Amended and Restated Credit Agreement, dated as of July 1, 2005, by and among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, Citicorp North America, Inc., as term loan facility administrative agent, co-syndication agent and documentation agent, Bank of America, N.A., as revolving loan facility administrative agent, collateral agent, swing line lender and co-syndication agent, and the various other agents and lenders party thereto.

10.2*	Senior Unsecured Term Loan Agreement, dated as of July 1, 2005, by and among Citicorp North America, Inc., as administrative agent, Citigroup Global Markets Inc., as sole lead arranger, sole book manager, syndication agent and documentation agent, and Psychiatric Solutions, Inc.

99.1*	Press Release of Psychiatric Solutions, Inc., dated July 1, 2005.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: July 12, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

2.1*	Amended and Restated Stock Purchase Agreement dated as of June 30, 2005 by and among Ardent Health Services LLC, Ardent Health Services, Inc., and Psychiatric Solutions, Inc.

4.1*	Indenture, dated as of July 6, 2005, by and among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, and Wachovia Bank, National Association.

4.2*	Form of Notes (included in Exhibit 4.1).

4.3*	Purchase Agreement, dated as of June 30, 2005, among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, and Citigroup Global Markets Inc., as representative of the initial purchasers named therein.

4.4*	Exchange and Registration Rights Agreement, dated as of July 6, 2005, among Psychiatric Solutions, Inc., the subsidiary guarantors from time to time party thereto, and Citigroup Global Markets Inc. on behalf of Banc of America Securities LLC, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Lehman Brothers Inc.

10.1*	Second Amended and Restated Credit Agreement, dated as of July 1, 2005, by and among Psychiatric Solutions, Inc., the subsidiaries named as guarantors thereto, Citicorp North America, Inc., as term loan facility administrative agent, co-syndication agent and documentation agent, Bank of America, N.A., as revolving loan facility administrative agent, collateral agent, swing line lender and co-syndication agent, and the various other agents and lenders party thereto.

10.2*	Senior Unsecured Term Loan Agreement, dated as of July 1, 2005, by and among Citicorp North America, Inc., as administrative agent, Citigroup Global Markets Inc., as sole lead arranger, sole book manager, syndication agent and documentation agent, and Psychiatric Solutions, Inc.

99.1*	Press Release of Psychiatric Solutions, Inc., dated July 1, 2005.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 8, 2005.